UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2022

Protara Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36694	20-4580525
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

345 Park Avenue South Third Floor New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 844-0337

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Protara Therapeutics, Inc. (the “Company”) announced that Blaine Davis, the Chief Financial Officer of the Company, left the Company to pursue other opportunities on July 15, 2022. Effective July 16, 2022 (the “Effective Date”), Hannah Fry has been appointed to the role of Controller of the Company. In her capacity as Controller, Ms. Fry serves as the principal accounting officer of the Company and reports to Jesse Shefferman, Chief Executive Officer of the Company. Also effective July 16, 2022, Mr. Shefferman has been appointed as principal financial officer of the Company. Mr. Shefferman’s biography and compensation is disclosed in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2022.

Ms. Fry (age 32) joined the Company in April 2020 and, prior to her appointment as Controller, served in various roles reporting directly to the Chief Financial Officer of the Company, most recently as Senior Director, Assistant Controller. Prior to joining the company Ms. Fry worked in public accounting for over nine years, most recently with member firms of Deloitte Touche Tohmatsu Limited from 2014 to 2020, leading audits of complex publicly traded entities. Ms. Fry received her Bachelor of Accountancy from the University of San Diego. She is a licensed Certified Public Accountant in the State of California. Ms. Fry has no family relationships with any director or officer of the Company, nor any relationships with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Fry’s appointment as the Controller of the Company, the Company and Ms. Fry entered into an Executive Employment Agreement, effective as of the Effective Date. Pursuant to the terms of her Executive Employment Agreement, Ms. Fry is entitled to an initial annual base salary of $255,000 per year, and an annual discretionary cash bonus of 35% of Ms. Fry’s then-current base salary.

Ms. Fry’s Executive Employment Agreement also provides that, subject to approval by the Board of Directors of the Company (the “Board”) (or a committee thereof), Ms. Fry shall be granted a restricted stock unit (RSU) award in respect of 25,000 shares of the Company’s common stock. The shares of common stock underlying the restricted stock unit award will vest in in full upon the first anniversary of the grant date. Such award will be granted under the Company’s Amended and Restated 2014 Equity Incentive Plan or such other plan or arrangements the Company may have in effect from time to time, as approved by the Board (or a committee thereof) in its sole discretion.

Under the terms of her Executive Employment Agreement, if Ms. Fry is terminated by the Company without cause or resigns for good reason, she is entitled to receive (i) payment of her then-current base salary through the effective date of the termination or resignation, (ii) a one-time cash payment equal to six months’ of her then-current base salary, (iii) reimbursement of any healthcare premium costs for six months, at the same level of coverage as she had during employment, and (iv) pro-rata vesting of any outstanding equity awards to the extent that Ms. Fry is not employed through the one-year anniversary of the applicable grant date of such outstanding equity awards (other than her RSU award granted on the Effective Date, which shall vest in full). The severance benefits described in the foregoing sentence are, in each case, subject to Ms. Fry’s compliance with continuing obligations to the Company and her execution of a general release in favor of the Company. In addition to the foregoing, if Ms. Fry is terminated for other than cause, death or disability during the eighteen months following a change in control of the Company, Ms. Fry will be entitled to acceleration of 100% of her then unvested outstanding equity awards.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding Ms. Fry’s continued employment as Controller of the Company, the nature and extent of such continued employment. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update any forward-looking statement except as required by law. These forward-looking statements are based on estimates and assumptions by the Company’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. Actual results may differ materially from historical results or those anticipated or predicted by the Company’s forward-looking statements as a result of various important factors, including, but not limited to, the impact of general economic, industry, market or political conditions and the other risks and uncertainties identified in the Company’s periodic filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 30, 2022.

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2022	Protara Therapeutics, Inc.

	By:	/s/ Jesse Shefferman
Jesse Shefferman
Chief Executive Officer

3